UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2009

IDT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 below, is hereby incorporated by reference into this Item 1.01.

 Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 30, 2009, IDT Carmel, Inc., IDT Carmel Portfolio Management LLC (“Carmel Portfolio Management”), and FFPM Carmel Holdings I LLC (all subsidiaries of IDT Corporation (the “Registrant”)) and their predecessors (collectively, the “Seller”) and Sherman Originator III LLC (the “Buyer”) consummated the sale, pursuant to a Purchase and Sale Contract (the “Agreement”), of substantially all of the consumer debt portfolio held by the Registrant’s IDT Carmel division for a purchase price of $20.8 million less the Buyer's 50% share of the estimated collections between and including December 9, 2008 and January 30, 2009, subject to the Seller’s obligation to repurchase certain assets meeting the criteria set forth in the Agreement, within 90 days from the closing of the transaction.  On closing of the transaction, the Buyer paid $18.35 million.  IDT Carmel will continue to service the portfolios until either Seller or Buyer elects to terminate such service in accordance with the agreements on the subject between the Seller and Buyer.  The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 5, 2009, the Registrant issued a press release announcing the consummation of the sale of its active debt portfolio described in Item 2.01 above.  The press release is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(b) Proforma Financial Information

(d)  Exhibits

2.1
Purchase and Sale Contract among the Registrant, IDT Carmel, Inc., IDT Carmel Portfolio Management LLC, and FFPM Carmel Holdings I LLC, and its predecessors and Sherman Originator III LLC dated January 30, 2009.

99.1	Press Release issued by Registrant, dated February 5, 2009.

This Current Report on Form 8-K, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently.  While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors, including, but not limited to, those described in our most recent report on SEC Form 10-K (under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations"), which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K.  We are under no obligation, and expressly disclaim any obligation, to update the forward-looking statements in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise.

IDT CORPORATION

IDT CORPORATION

PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

BASIS OF PRESENTATION
(unaudited)

The proforma condensed consolidated balance sheet as of October 31, 2008, and the unaudited proforma condensed consolidated statements of operations for the three months ended October 31, 2008, and for the fiscal years ended July 31, 2008, 2007 and 2006, are based on the historical financial statements of the Registrant.

The proforma condensed consolidated balance sheet as of October 31, 2008, is presented as if the disposition of the assets sold, the receipt of the $18.4 million proceeds by the Registrant, the write off of fixed assets and other intangibles and the accrual for restructuring charges occurred in its entirety on October 31, 2008.

The proforma condensed consolidated statements of operations for the three months ended October 31, 2008, and for the fiscal years ended July 31, 2008, 2007 and 2006, are presented as if the disposition of the assets sold and the receipt of the proceeds by the Registrant occurred in the second fiscal quarter of 2006 (when the Registrant commenced its debt collection operations).

The proforma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes related thereto appearing in the Registrant’s Form 10-K for the years ended July 31, 2008, 2007 and 2006 and its Form 10-Q for the quarter ended October 31, 2008.

Preparation of the proforma information was based on assumptions considered appropriate by the Registrant’s management. The proforma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the transactions described above had been consummated in the second fiscal quarter of 2006 for the proforma condensed consolidated statements of operations and on October 31, 2008 for the proforma condensed consolidated balance sheet, nor does it purport to represent the future financial position and the results of operations for future periods. In management’s opinion, all adjustments necessary to reflect the effects of the transaction listed above have been made.

IDT CORPORATION
PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF OCTOBER 31, 2008
(in thousands)
(unaudited)

	Historical	Proforma adjustments		Proforma
Assets
Current assets:
Cash and cash equivalents	$122,401	$18,354	(A)	$140,755
Restricted cash and cash equivalents	22,110			22,110
Marketable securities	73,414			73,414
Trade accounts receivable, net	145,722			145,722
Prepaid expenses	22,801			22,801
Investments short-term	16,974			16,974
Other current assets	68,291	(14,310)	(B)	53,981
Total current assets	471,713			475,757
Property, plant and equipment, net	218,261	(1,980)	(B)	216,281
Goodwill	73,982			73,982
Licenses and other intangibles, net	8,353	(33)	(B)	8,320
Investments long-term	27,514			27,514
Deferred income tax assets, net	2,106			2,106
Other assets	66,066	(45,162)	(B)	20,904
Total assets	$867,995			$824,864

Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$54,088			$54,088
Accrued expenses	179,989	(2,376)	(B)	182,365
Deferred revenue	76,567			76,567
Income taxes payable	106,340			106,340
Capital lease obligations—current portion	8,327			8,327
Notes payable—current portion	2,206			2,206
Other current liabilities	12,789			12,789
Total current liabilities	440,306			442,682
Capital lease obligations—long-term portion	9,940			9,940
Notes payable—long-term portion	99,629			99,629
Other liabilities	17,863			17,863
Total liabilities	567,738			570,114
Minority interests	5,456			5,456
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.01 par value; authorized shares—10,000; no shares issued	—			—
Common stock, $.01 par value; authorized shares— 100,000; 27,725 shares issued; 16,184 shares outstanding	277			277
Class A common stock, $.01 par value; authorized shares—35,000; 9,817 shares issued and outstanding	98			98
Class B common stock, $.01 par value; authorized shares—200,000; 67,481 shares issued; 51,225 shares outstanding	675			675
Additional paid-in capital	717,873			717,873
Treasury stock, at cost, consisting of 11,541 shares of common stock, and 16,256 shares of Class B common stock	(288,430)			(288,430)
Accumulated other comprehensive income	(1,967)			(1,967)
Accumulated deficit	(133,725)	(45,507)	(C)	(179,232)
Total stockholders’ equity	294,801			249,294
Total liabilities and stockholders’ equity	$867,995			$824,864

IDT CORPORATION
PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED OCTOBER 31, 2008
(in thousands, except per share data)
(unaudited)

	Historical	Proforma adjustments		Proforma

Revenues	$441,354	$8,858	(D)	$432,496
Costs and expenses:
Direct cost of revenues (exclusive of depreciation and amortization)	339,340	6,984	(D)	332,356
Selling, general and administrative	94,944	1,799	(D)	93,145
Depreciation and amortization	14,029	152	(D)	13,877
Bad debt	1,900	243	(D)	1,657
Research and development	1,644			1,644
Restructuring and severance charges	2,017	389	(D)	1,628
Total costs and expenses	453,874			444,307

Loss from operations	(12,520)			(11,811)
Interest expense, net	(932)	(1)	(D)	(931)
Other expense, net	(21,202)			(21,202)

Loss from continuing operations before minority interests and income taxes	(34,654)			(33,944)
Minority interests	364	(131)	(D)	495
Provision for income taxes	(2,968)			(2,968)
Loss from continuing operations	$(37,258)			$(36,417

Loss per share from continuing operations:
Basic and diluted:	$(0.51)			$(0.50)
Weighted-average number of shares used in calculation of loss per share from continuing operations:
Basic and diluted	72,960			72,960

IDT CORPORATION
PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2008
(in thousands, except per share data)
(unaudited)

	Historical	Proforma adjustments		Proforma

Revenues	$1,877,990	$45,691	(D)	$1,832,299
Costs and expenses:
Direct cost of revenues (exclusive of depreciation and amortization)	1,468,784	29,987	(D)	1,438,797
Selling, general and administrative	445,979	6,196	(D)	439,783
Depreciation and amortization	68,747	452	(D)	68,295
Bad debt	45,503	31,652	(D)	13,851
Research and development	11,567			11,567
Restructuring and impairment charges	66,187	2,661	(D)	63,526
Total costs and expenses	2,106,767			2,035,819
Arbitration award income	40,000			40,000
Loss on sale/disposal of businesses	(9,569)			(9,569)
Loss from operations	(198,346)			(173,089)
Interest income, net	4,766	(7)	(D)	4,773
Other expense, net	(17,309)			(17,309)
Loss from continuing operations before minority interests and income taxes	(210,889)			(185,625)
Minority interests	1,370	(33)	(D)	1,403
Provision for income taxes	(9,923)	(50)	(D)	(9,873)
Loss from continuing operations	(219,442)			(194,095)

Loss per share from continuing operations:
Basic and diluted:	$(2.88)			$(2.55)

Weighted-average number of shares used in calculation of loss per share from continuing operations:
Basic and diluted	76,171			76,171

IDT CORPORATION
PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2007
(in thousands, except per share data)
(unaudited)

	Historical	Proforma adjustments		Proforma

Revenues	$2,012,739	$5,604	(D)	$2,007,135
Costs and expenses:
Direct cost of revenues (exclusive of depreciation and amortization)	1,615,047	11,774	(D)	1,603,273
Selling, general and administrative	483,483	4,413	(D)	479,070
Depreciation and amortization	80,011	161	(D)	79,850
Bad debt	12,943			12,943
Research and development	5,232			5,232
Restructuring and impairment charges	33,404			33,404
Total costs and expenses	2,230,120			2,213,772
Gain on sale of business	44,671			44,671
Loss from operations	(172,710)			(161,966)
Interest income, net	18,069	(5)	(D)	18,074
Other income, net	28,980			28,980
Loss from continuing operations before minority interests and income taxes	(125,661)			(114,912)
Minority interests	(10,180)	35	(D)	(10,215)
Provision for income taxes	(3,605)	(16)	(D)	(3,589)
Loss from continuing operations	(139,446)			$(128,716)

Loss per share from continuing operations:
Basic and diluted:	$(1.70)			$(1.57)

Weighted-average number of shares used in calculation of loss per share from continuing operations:
Basic and diluted	82,165			82,165

IDT CORPORATION
PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2006
(in thousands, except per share data)
(unaudited)

	Historical	Proforma adjustments		Proforma

Revenues	$2,226,422	$417	(D)	$2,226,005
Costs and expenses:
Direct cost of revenues (exclusive of depreciation and amortization)	1,779,980	716	(D)	1,779,264
Selling, general and administrative	525,823	2,014	(D)	523,809
Depreciation and amortization	87,422	8	(D)	87,414
Bad debt	18,521			18,521
Research and development	11,817			11,817
Restructuring and impairment charges	23,646			23,646

Total costs and expenses	2,447,209			2,444,471

Loss from operations	(220,787)			(218,466)
Interest income, net	9,416	(4)	(D)	9,420
Other income, net	7,284			7,284

Loss from continuing operations before minority interests and income taxes	(204,087)			(201,762)
Minority interests	(16,177)			(16,177)
Provision for income taxes	(2,576)	(7)	(D)	(2,569)

Loss from continuing operations	(222,840)			$(220,508)

Loss per share from continuing operations:
Basic and diluted:	$(2.32)			$(2.30)

Weighted-average number of shares used in calculation of loss per share from continuing operations:
Basic and diluted	96,028			96,028

IDT CORPORATION
NOTES AND MANAGEMENT’S ASSUMPTIONS
TO THE PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.	The following is a description of the proforma adjustments to the historical condensed consolidated financial statements:

(A)
The net increase in cash and cash equivalents consists of the estimated net cash proceeds from the disposition of the entire active debt portfolio of $18.4 million (which excludes 50% of proceeds received by Registrant during the period between and including December 9, 2008 and January 30, 2009 of $2.5 million, and assumes that there will be no additional repurchase amounts within 90 days from closing of the transaction, as set forth in the Agreement).

(B)
Reflects the removal of the entire active debt portfolio of IDT Carmel of $59.5 million ($14.3 million of current and $45.2 million of long term) as well as the write-off of the remaining fixed assets and other intangibles of $2.0 million and the accrual of estimated restructuring and severance costs on exiting the business of $2.4 million, as if the sale was consummated on October 31, 2008.

(C)
Accumulated deficit has been adjusted for an estimated loss of $45.5 million from the sale of the entire active debt portfolio, write-off of fixed assets and other intangibles, and accrual of estimated restructuring and severance costs as if the sale occurred on October 31, 2008.

(D)	Reflects the removal of the results of operations of IDT Carmel as if the sale was consummated in the second fiscal quarter of 2006 (when the Registrant commenced its debt collection operations).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

By:	/s/ James A. Courter
Name: James A. Courter
Title: Chief Executive Officer

Dated: February 5, 2009

EXHIBITS INDEX

Exhibit Number	Description
2.1
Purchase and Sale Contract among the Registrant, IDT Carmel, Inc., IDT Carmel Portfolio Management LLC, and FFPM Carmel Holdings I LLC, and its predecessors and Sherman Originator III LLC dated January 30, 2009.

99.1	Press Release issued by Registrant, dated February 5, 2009.